                                                                    Exhibit 99.1




                                             Contact:  Corporate Communications
                                                       Fort Worth, Texas
                                                       817-967-1577

FOR RELEASE:  Wednesday, April 21, 1999

                      AMR REPORTS FIRST QUARTER EARNINGS OF
                        $56 MILLION BEFORE SPECIAL ITEMS;
                        BOARD ALSO APPROVES FLEET CHANGES

         FORT WORTH, Texas - AMR Corp., parent of American Airlines Inc., today reported first-quarter net earnings of $56 million, or $0.34 per common share diluted, before gains on the sales of certain assets. This was an 81 percent decrease compared with net earnings of $290 million, or $1.62 per common share diluted and adjusted for AMR's 1998 stock split, during the same period in 1998. Including the gains, AMR earned $158 million, or $0.96 per common share diluted.

         "We are obviously disappointed that the illegal job action undertaken by the Allied Pilots Association leadership so dramatically impacted our first quarter financial results," said Donald J. Carty, AMR's Chairman and CEO. "At the same time, the American Airlines team, including the thousands of pilots who reported to work during the job action, demonstrated their commitment and professionalism by serving our customers admirably during adverse circumstances."

         AMR also announced that as it prepares for the growth associated with the delivery of more than 115 new aircraft between 1999 and 2001, American Airlines has decided to accelerate the retirement of nine DC-10 widebody aircraft and 16 Boeing 727 narrowbodies. This will eliminate American's entire DC-10 fleet by the end of 2000. The retirement of the 727 fleet will advance one year to the end of 2003, instead of 2004 as originally planned.

         The new aircraft deliveries fuel the airline's continued growth plans, but the earlier retirements keep American's capacity in line with expected demand, which has slowed primarily due to weaker growth in international markets. Including the earlier retirements, American is positioned for average annual growth of approximately 3 to 3.5 percent through 2003.


                                   -- more --

AMR REPORTS FIRST QUARTER EARNINGS
April 21, 1999
Page 2

         "We will continue to grow the airline and look for new market opportunities. These accelerated retirements will not affect our total capacity until 2000 and 2001; they do, however underscore our commitment to keep capacity growth in line with global economic growth," said Carty. "This decision also demonstrates the flexibility of American's fleet planning to replace older aircraft with more efficient Boeing aircraft that the company is receiving over the next several years."

         Among AMR's first-quarter highlights:

-AMR Corp. board of directors authorized management to repurchase up to an additional $500 million of its common stock, bringing the cumulative total of AMR's repurchase programs since 1997 to $2.6 billion.

-American, British Airways, Canadian Airlines, Cathay Pacific and Qantas implemented the ONEworldTM alliance.

-AA successfully booked its first reservation for the year 2000, validating the airline's extensive planning and investment for the turn of the century.

-American Airlines dedicated the new $120 million Terminal "B" facility at DFW, adding nine gates to its operations.

-AA celebrated the 40th anniversary of transcontinental jet service by announcing a new $1 billion terminal at New York Kennedy. American retraced the first flight from New York-Kennedy to Los Angeles with a new Boeing 757 painted in 1959 livery.

-AA received its first new Boeing 777-200IGW and 737-800, each fitted with the "new-look" interiors for the American fleet. On March 2, American introduced the two new aircraft types into passenger service on the same day - an industry first.

-AA announced it will strengthen its ties with Iberia and Finnair with their incorporation into the ONEworld alliance. AA also began codesharing with Fiji's Air Pacific, and expanded codesharing with TAM and Qantas.

-AMR sold three non-airline subsidiaries - AMR Services, AMR Combs and TeleService Resources - to increase focus on its core airline and related technology businesses. The sales resulted in an after tax gain of $64 million.

-AMR sold a portion of its Equant holdings, which resulted in an after tax and minority interest gain of $37 million.

                                    --more--

AMR REPORTS FIRST QUARTER EARNINGS
April 21, 1999
Page 3

-AA announced new service between Houston Hobby and Washington's Reagan National Airports, building on the success of its Houston Hobby-New York LaGuardia service.

-AA completed the outfitting of its entire fleet with life-saving defibrillators and enhanced medical kits - an industry first.

-American Eagle began new ERJ-145 Regional Jet (RJ) service between Dallas/Fort Worth and both Knoxville, Tenn., and Jackson, Miss. The airline announced new RJ service between Chicago O'Hare and both Pittsburgh and Greenville/Spartanburg, S.C. It also announced it will in April replace turboprops with RJs between Chicago and both Madison, Wis. and Grand Rapids, Mich.

-American Eagle completed the acquisition of Business Express, a regional airline serving the northeastern United States.

-Nexos, AA's exclusive new Spanish and Portuguese language in-flight magazine, debuted on all Latin American flights.

         EDITORS: AMR's Chief Financial Officer, Gerard J. Arpey, will be available to answer questions during a telephone news conference today, from 2 p.m. to 2:45 p.m., CDT.

         Those interested in joining the conference should call 817-967-1577 for details.

                                       ###

         Other AMR Corp. news releases can be accessed via the Internet.
               The address is http://www.amrcorp.com/corpcomm.htm

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

--------------------------------------------------------------------------------


                                                Three Months Ended
                                                      March 31,
                                             ------------------------     Percent
                                                1999          1998         Change
                                             ----------    ----------    ----------
REVENUES
  Airline Group
    Passenger - American Airlines            $    3,320    $    3,578          (7.2)
              - AMR Eagle                           271           256           5.9
    Cargo                                           145           163         (11.0)
    Other                                           255           232           9.9
                                             ----------    ----------    ----------
                                                  3,991         4,229          (5.6)

  Sabre                                             638           554          15.2
  Other revenues                                     20            17          17.6
  Less: Intersegment revenues                      (166)         (166)           --
                                             ----------    ----------    ----------
    Total operating revenues                      4,483         4,634          (3.3)

EXPENSES
  Wages, salaries and benefits                    1,665         1,559           6.8
  Aircraft fuel                                     349           415         (15.9)
  Depreciation and amortization                     316           318          (0.6)
  Commissions to agents                             288           301          (4.3)
  Maintenance, materials and repairs                257           230          11.7
  Other rentals and landing fees                    240           213          12.7
  Food service                                      167           164           1.8
  Aircraft rentals                                  160           142          12.7
  Other operating expenses                          883           744          18.7
                                             ----------    ----------    ----------
    Total operating expenses                      4,325         4,086           5.8
                                             ----------    ----------    ----------
OPERATING INCOME                                    158           548         (71.2)

OTHER INCOME (EXPENSE)
  Interest income                                    25            34         (26.5)
  Interest expense                                  (92)          (97)         (5.2)
  Interest capitalized                               33            18          83.3
  Minority interest                                 (16)          (13)         23.1
  Miscellaneous - net                                65           (13)            *
                                             ----------    ----------    ----------
                                                     15           (71)            *
                                             ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                               173           477         (63.7)
Income tax provision                                 79           192         (58.9)
                                             ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                    94           285         (67.0)
INCOME FROM DISCONTINUED OPERATIONS
  (NET OF APPLICABLE INCOME TAXES)                   --             5            --
GAIN ON SALE OF DISCONTINUED OPERATIONS
  (NET OF APPLICABLE INCOME TAXES)                   64            --             *
                                             ==========    ==========    ==========
NET EARNINGS                                 $      158    $      290         (45.5)
                                             ==========    ==========    ==========


*  Greater than 100 %

Continued on next page

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)
--------------------------------------------------------------------------------


                                                Three Months Ended March 31,
                                                ----------------------------
                                                    1999           1998
                                                ------------   ------------
EARNINGS PER COMMON SHARE
  Basic
    Before Discontinued Operations              $       0.59   $       1.65
    Discontinued Operations                             0.40           0.03
                                                ------------   ------------
    Net Earnings                                $       0.99   $       1.68
                                                ============   ============

  Diluted
    Before Discontinued Operations              $       0.57   $       1.59
    Discontinued Operations                             0.39           0.03
                                                ============   ============
    Net Earnings                                $       0.96   $       1.62
                                                ============   ============


NUMBER OF SHARES USED IN COMPUTATION
  Basic                                                  159            173
                                                ============   ============
  Diluted                                                164            179
                                                ============   ============

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)
--------------------------------------------------------------------------------


                                                Three Months Ended
                                                      March 31,
                                           -----------------------------       Percent
                                               1999             1998            Change
                                           ------------     ------------     ------------


AIRLINE GROUP

REVENUES
    Passenger - American Airlines          $      3,320     $      3,578             (7.2)
              - AMR Eagle                           271              256              5.9
    Cargo                                           145              163            (11.0)
    Other                                           255              232              9.9
                                           ------------     ------------     ------------
                                                  3,991            4,229             (5.6)
EXPENSES
  Wages, salaries and benefits                    1,462            1,384              5.6
  Aircraft fuel                                     349              415            (15.9)
  Commissions to agents                             288              301             (4.3)
  Maintenance, materials and repairs                257              229             12.2
  Depreciation and amortization                     253              258             (1.9)
  Other rentals and landing fees                    228              204             11.8
  Food service                                      167              164              1.8
  Aircraft rentals                                  160              142             12.7
  Other operating expenses                          790              705             12.1
                                           ------------     ------------     ------------
    Total operating expenses                      3,954            3,802              4.0
                                           ------------     ------------     ------------
OPERATING INCOME                                     37              427            (91.3)
OTHER EXPENSE                                        (6)             (62)           (90.3)
                                           ------------     ------------     ------------
EARNINGS BEFORE INCOME TAXES               $         31     $        365            (91.5)
                                           ============     ============     ============
PRE-TAX MARGIN                                      0.8%             8.6%      (7.8) pts.
                                           ============     ============     ============

SABRE

REVENUES                                   $        638     $        554             15.2

OPERATING EXPENSES                                  526              439             19.8
                                           ------------     ------------     ------------

OPERATING INCOME                                    112              115             (2.6)
OTHER INCOME                                         37                2                *
                                           ============     ============     ============
EARNINGS BEFORE INCOME TAXES               $        149     $        117             27.4
                                           ============     ============     ============
PRE-TAX MARGIN                                     23.4%            21.1%        2.3 pts.
                                           ============     ============     ============

* Greater Than 100%

AIRLINE GROUP
OPERATING STATISTICS
(UNAUDITED)


                                                                    Three Months Ended
                                                                          March 31,
                                                                 ------------------------       Percent
                                                                    1999         1998            Change
                                                                 ----------    ----------     -----------

  AMERICAN AIRLINES JET OPERATIONS:
      Revenue passenger miles (millions)                             25,290        25,388          (0.4)
      Available seat miles (millions)                                37,703        37,707            --
      Cargo ton miles (millions)                                        431           496         (13.1)
      Passenger load factor                                            67.1%         67.3%         (0.2) pts.
      Breakeven load factor                                            66.4%         58.3%          8.1 pts.
      Passenger revenue yield per passenger mile (cents)              13.13         14.09          (6.8)
      Passenger revenue per available seat mile (cents)                8.81          9.49          (7.2)
      Cargo revenue yield per ton mile (cents)                        33.18         32.55           1.9
      Operating expenses per available seat mile (cents)               9.63          9.35           3.0
      Fuel consumption (gallons, in millions)                           687           681           0.9
      Fuel price per gallon (cents)                                    48.9          58.9         (17.0)
      Fuel price per gallon, excluding fuel taxes (cents)              44.6          53.9         (17.3)
      Operating aircraft at period-end                                  683           639           6.9

  AMR EAGLE:
      Revenue passenger miles (millions)                                706           615          14.8
      Available seat miles (millions)                                 1,211         1,071          13.1
      Passenger load factor                                            58.3%         57.4%          0.9 pts.
      Operating aircraft at period-end                                  256           202          26.7

AMR CORPORATION
AVERAGE EQUIVALENT NUMBER OF EMPLOYEES
      Airline Group:
          AA Jet Operations                                          82,500        80,800
          Other                                                      11,600        10,200
                                                                 ----------    ----------
             Total Airline Group                                     94,100        91,000
      Sabre                                                          12,200        10,700
      Other                                                           1,400        12,900
                                                                 ==========    ==========
      Total                                                         107,700       114,600
                                                                 ==========    ==========